EXHIBIT (A)(3)

                       NOTICE OF GUARANTEED DELIVERY FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                        NATIONAL PICTURE & FRAME COMPANY
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 11, 1997
                                       OF
                          NPF ACQUISITION CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                            NPF HOLDING CORPORATION

     This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

          (a) certificates for shares of common stock, $0.01 par value per share (the "Shares"), of National Picture & Frame Company, a Delaware corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Company's Offer to Purchase dated September 11, 1997 (the "Offer to Purchase")); or

          (b) the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) cannot be completed on a timely basis; or

          (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                         TO: FIRST UNION NATIONAL BANK

              BY HAND:                           BY OVERNIGHT COURIER:                          BY MAIL:

      First Union National Bank               Corporate Trust Operations               Corporate Trust Operations
           40 Broad Street                  1525 West W.T. Harris Boulevard          1525 West W.T. Harris Boulevard
        5th Floor, Suite 550                              3C3                                      3C3
         New York, NY 10004              Charlotte, North Carolina 28288-1153     Charlotte, North Carolina 28288-1153
        Attn: Keith Williams                    Attn: Mike Klotz-Reorg                   Attn: Mike Klotz-Reorg

                                                     BY FACSIMILE:

                                                    (704) 590-7628

                                                 CONFIRM BY TELEPHONE:
                                                    (800) 829-8432
                                                          or
                                                    (704) 590-7408

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to NPF Acquisition Corporation, a Delaware corporation (the "Purchaser") a wholly owned subsidiary of NPF Holding Corporation, a Delaware corporation ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which, as amended and supplemental from time to time, together constitute the "Offer"), receipt of both of which is hereby acknowledged,
                         Shares pursuant to the guaranteed delivery procedure
set forth in Section 3 of the Offer to Purchase.

                             (Please type or print)
                        Certificate Nos. (if available):

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             ------------------------------------------------------
                                    Name(s)

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                                  Address(es)

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                      Area Code(s) and Telephone Number(s)





                                   SIGN HERE

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                                  Signature(s)

Dated: _________________________________________________________________________

If Shares will be tendered by book-entry transfer, check one box:

[ ] The Depository Trust Company
[ ] The Philadelphia Depository Company

Account Number: ________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned is a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States and represents that: (a) the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) such tender of Shares complies with such Rule 14e-4, and guarantees that the Depositary will receive
(i) certificates of the Shares tendered hereby in proper form for transfer, or
(ii) confirmation that the Shares tendered hereby have been delivered pursuant to the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) into the Depositary's account at The Depository Trust Company or The Philadelphia Depository Company, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other documents required by the Letter of Transmittal, all within four Nasdaq National Market trading days after the date the Depositary receives this Notice of Guaranteed Delivery.

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                                 (Please Print)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________




Address: _______________________________________________________________________

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                              (Including Zip Code)

Area Code and Telephone Number: ________________________________________________

Date: ____________________________________________________________________, 1997

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.